================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                        --------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (Date of Earliest Event Reported): OCTOBER 13, 1998




                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)




          TEXAS                      000-24677                    76-0306721
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)




      3355 WEST ALABAMA, SUITE 1200
             HOUSTON, TEXAS                                           77098
(Address of Principal Executive Offices)                           (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 843-1799


================================================================================

ITEM 5.  OTHER EVENTS.

         On October 13, 1998, BindView Development Corporation (the "Company") issued a press release reporting financial results for the third quarter of fiscal year 1998. A copy of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Press release of the Company dated October 13, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BINDVIEW DEVELOPMENT CORPORATION



Dated:  October 13, 1998                    /s/ ERIC J. PULASKI
                                           -------------------------------------
                                                Eric J. Pulaski
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS




Number                           Exhibit
------                           -------
99.1            Press release of the Company dated October 13, 1998.